Exhibit 99.1
ANNEX A

THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,605,232 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$640,995,948
Aggregate Outstanding Principal Balance – Treasury Bill	$95,471,005
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.89%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$545,524,944
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.11%
Number of Borrowers	16,643
Average Outstanding Principal Balance Per Borrower	$38,514
Number of Loans	29,248
Average Outstanding Principal Balance Per Loan – Treasury Bill	$41,365
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,250
Weighted Average Remaining Term to Scheduled Maturity	181 months
Weighted Average Annual Interest Rate	4.80%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,100	$78,922,395	12.3%
3.01% to 3.50%	6,604	104,143,989	16.2
3.51% to 4.00%	6,471	128,387,889	20.0
4.01% to 4.50%	6,014	129,066,922	20.1
4.51% to 5.00%	981	28,316,602	4.4
5.01% to 5.50%	408	13,103,069	2.0
5.51% to 6.00%	370	13,747,550	2.1
6.01% to 6.50%	299	11,136,468	1.7
6.51% to 7.00%	330	12,832,710	2.0
7.01% to 7.50%	294	10,672,266	1.7
7.51% to 8.00%	934	37,983,539	5.9
8.01% to 8.50%	660	25,254,434	3.9
Equal to or greater than 8.51%	783	47,428,114	7.4
Total	29,248	$640,995,948	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,482	$6,358,024	1.0%
$5,000.00-$ 9,999.99	1,844	13,689,035	2.1
$10,000.00-$14,999.99	1,849	22,920,067	3.6
$15,000.00-$19,999.99	1,473	25,618,041	4.0
$20,000.00-$24,999.99	1,293	28,891,299	4.5
$25,000.00-$29,999.99	1,008	27,659,342	4.3
$30,000.00-$34,999.99	866	28,026,647	4.4
$35,000.00-$39,999.99	742	27,706,828	4.3
$40,000.00-$44,999.99	583	24,713,342	3.9
$45,000.00-$49,999.99	532	25,182,286	3.9
$50,000.00-$54,999.99	454	23,798,137	3.7
$55,000.00-$59,999.99	411	23,565,665	3.7
$60,000.00-$64,999.99	338	21,110,772	3.3
$65,000.00-$69,999.99	286	19,249,490	3.0

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
$70,000.00-$74,999.99	251	18,165,778	2.8
$75,000.00-$79,999.99	222	17,177,922	2.7
$80,000.00-$84,999.99	196	16,138,502	2.5
$85,000.00-$89,999.99	174	15,253,537	2.4
$90,000.00-$94,999.99	149	13,777,137	2.1
$95,000.00-$99,999.99	136	13,247,206	2.1
$100,000.00 and above	1,354	228,746,891	35.7

Total	16,643	$640,995,948	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	27,702	$591,128,570	92.2%
31-60 days	658	20,005,429	3.1
61-90 days	355	12,299,923	1.9
91-120 days	122	4,597,326	0.7
121-150 days	106	4,145,102	0.6
151-180 days	61	1,748,018	0.3
181-210 days	62	1,218,642	0.2
Greater than 210 days	182	5,852,937	0.9

Total	29,248	$640,995,948	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	67	$35,623	*
4 to 12	261	387,884	0.1%
13 to 24	868	1,767,770	0.3
25 to 36	2,574	6,444,017	1.0
37 to 48	1,265	6,268,307	1.0
49 to 60	1,048	7,039,596	1.1
61 to 72	780	6,314,914	1.0
73 to 84	1,283	11,219,580	1.8
85 to 96	2,992	27,110,024	4.2
97 to 108	1,375	16,466,733	2.6
109 to 120	1,142	17,837,247	2.8
121 to 132	1,694	38,785,210	6.1
133 to 144	2,145	51,225,579	8.0
145 to 156	3,876	90,327,181	14.1
157 to 168	1,702	54,129,056	8.4
169 to 180	1,248	41,481,951	6.5
181 to 192	977	35,547,372	5.5
193 to 204	704	27,335,525	4.3
205 to 216	689	30,720,549	4.8
217 to 228	478	22,460,032	3.5
229 to 240	388	17,014,622	2.7
241 to 252	285	15,731,671	2.5
253 to 264	192	11,454,256	1.8
265 to 276	177	11,045,574	1.7
277 to 288	143	9,339,884	1.5
289 to 300	240	21,004,450	3.3
301 to 312	406	39,160,654	6.1
313 to 324	44	3,414,539	0.5
325 to 336	45	4,125,488	0.6
337 to 348	34	2,892,512	0.5
349 to 360	78	7,522,261	1.2
361 and above	48	5,385,886	0.8

Total	29,248	$640,995,948	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	622	$16,476,578	2.6%
Forbearance*	1,525	58,323,423	9.1
Repayment
First year in repayment	264	14,176,828	2.2
Second year in repayment	239	11,178,798	1.7
Third year in repayment	298	16,461,595	2.6
More than 3 years in repayment	26,300	524,378,727	81.8

Total	29,248	$640,995,948	100.0%
*
Of the trust student loans in forbearance status, approximately 24 loans with an aggregate outstanding principal balance of $1,382,160, representing 0.22% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 140.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.9	-	229.9
Forbearance	-	7.1	207.9
Repayment	-	-	176.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $16,476,578 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $12,927,882 or approximately 78.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	236	$7,955,462	1.2%
Alaska	43	1,043,206	0.2
Arizona	683	15,885,647	2.5
Arkansas	138	3,245,583	0.5
California	3,438	79,437,420	12.4
Colorado	420	9,438,953	1.5
Connecticut	472	7,797,220	1.2
Delaware	91	2,183,348	0.3
District of Columbia	168	3,405,210	0.5
Florida	2,159	55,565,778	8.7
Georgia	950	27,692,555	4.3
Hawaii	143	3,680,190	0.6
Idaho	95	2,918,031	0.5
Illinois	1,149	23,835,722	3.7
Indiana	736	13,700,720	2.1
Iowa	116	2,004,596	0.3
Kansas	550	9,020,891	1.4
Kentucky	190	4,306,852	0.7
Louisiana	830	19,182,577	3.0
Maine	81	1,759,376	0.3
Maryland	862	19,165,591	3.0
Massachusetts	1,056	17,453,674	2.7
Michigan	557	13,669,178	2.1
Minnesota	351	6,802,701	1.1
Mississippi	211	4,884,425	0.8
Missouri	586	10,956,402	1.7
Montana	44	1,121,691	0.2
Nebraska	69	2,378,337	0.4
Nevada	227	5,581,937	0.9
New Hampshire	143	2,948,565	0.5
New Jersey	876	18,840,732	2.9
New Mexico	106	2,415,998	0.4

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
New York	2,148	45,380,187	7.1
North Carolina	585	11,782,829	1.8
North Dakota	15	228,453	*
Ohio	877	17,987,416	2.8
Oklahoma	571	11,334,714	1.8
Oregon	417	8,388,606	1.3
Pennsylvania	1,119	20,372,969	3.2
Rhode Island	73	1,752,759	0.3
South Carolina	294	8,649,522	1.3
South Dakota	36	822,708	0.1
Tennessee	387	7,565,891	1.2
Texas	2,382	53,188,036	8.3
Utah	100	2,729,734	0.4
Vermont	32	514,046	0.1
Virginia	834	16,342,012	2.5
Washington	811	15,432,016	2.4
West Virginia	150	3,230,161	0.5
Wisconsin	310	6,604,783	1.0
Wyoming	23	1,126,844	0.2
Other	308	7,283,695	1.1

Total	29,248	$640,995,948	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	14,267	$247,617,376	38.6%
Other Repayment Options(1)	11,676	246,497,796	38.5
Income-driven Repayment(2)	3,305	146,880,777	22.9

Total	29,248	$640,995,948	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 219 loans with an aggregate outstanding principal balance of $11,138,238 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	13,944	$243,517,494	38.0%
Unsubsidized	15,304	397,478,454	62.0

Total	29,248	$640,995,948	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
The following table provides information about the trust student loans regarding date of disbursement.
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	128	$7,430,280	1.2%
October 1, 1993 through June 30, 2006	29,120	633,565,669	98.8
July 1, 2006 and later	0	0	0.0
Total	29,248	$640,995,948	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,402	$22,283,766	3.5%
College Assist	13	903,589	0.1
Educational Credit Management Corporation	447	13,434,262	2.1
Florida Off Of Student Fin’l Assistance	456	6,914,604	1.1
Great Lakes Higher Education Corporation	14,973	359,843,410	56.1
Illinois Student Assistance Comm	1,025	19,133,530	3.0
Kentucky Higher Educ. Asst. Auth.	1,096	17,683,889	2.8
Louisiana Office Of Student Financial Asst	329	6,939,766	1.1
Michigan Guaranty Agency	287	5,828,285	0.9
Nebraska National Student Loan Program	3	118,912	*
New York State Higher Ed Services Corp	3,221	64,883,050	10.1
Oklahoma Guaranteed Stud Loan Prog	587	11,451,626	1.8
Pennsylvania Higher Education Assistance Agency	2,972	54,904,702	8.6
Texas Guaranteed Student Loan Corp.	2,437	56,672,558	8.8
Total	29,248	$640,995,948	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.